Execution Version ny-1909322 v7 WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT This Waiver and Fifth Amendment to Credit Agreement (this “Fifth Amendment”) is made as of May 20, 2020 by and among SPRINKLR, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement referred to below (the “Lenders”), and SILICON VALLEY BANK (“SVB”), as administrative agent (in such capacity, the “Administrative Agent”), Issuing Lender and Swingline Lender. W I T N E S S E T H: WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of May 22, 2018, as amended by that certain Waiver and First Amendment to Credit Agreement dated as of February 14, 2019, by that certain Second Amendment to Credit Agreement dated as of May 24, 2019, by that certain Third Amendment to Credit Agreement dated as of June 26, 2019 and by that certain Waiver and Fourth Amendment to Credit Agreement dated as of March 13, 2020 (as the same may be further amended, restated, amended and restated, modified, or supplemented and in effect from time to time, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent modify and amend certain other terms and conditions of the Credit Agreement and the other Loan Documents. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders, and the Borrower agree as follows: 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement. 2. Amendments to the Credit Agreement. (a) The definition of “Change of Control” is hereby amended by deleting “or” immediately prior to clause (c) thereof, deleting the period at the end of such definition and inserting “; or” in lieu thereof, and inserting the following new clause (d) to the end of such definition: “(d) any “Change of Control” or “Sale of Company” under the Second Lien Loan Documents. (b) The definition of “Consolidated Current Liabilities” is hereby amended by deleting such definition in its entirety and replacing it with the following: ““Consolidated Current Liabilities”: on any relevant date of determination, all Obligations (including, for the avoidance of doubt, any Obligations in respect of Loans, Letters of Credit and, at the sole discretion of the Administrative Agent, Cash Management Services and Specified Swap Agreements), plus, any amount

2 ny-1909322 v7 that is, or may potentially be, included in the calculation of “Delayed Draw Clawback Amount” (as defined in the Second Lien Note Purchase Agreement) or any other amount that may be required to be prepaid pursuant to Section 2.7(c) of the Second Lien Note Purchase Agreement, plus, without duplication, the aggregate amount of the Loan Parties’ Total Liabilities that mature within one (1) year following the relevant date of determination.” (c) Clause (f) of the definition of “Eligible Accounts” is hereby amended by deleting “40%” each time that it appears and inserting “50%” in lieu thereof. (d) The definition of “Loan Documents” is hereby amended by inserting “the Second Lien Intercreditor Agreement,” immediately after “the Collateral Information Certificate,”. (e) The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order: ““Second Lien Agent”: TPG Specialty Lending, Inc.” ““Second Lien Indebtedness”: subordinated Indebtedness incurred by the Loan Parties pursuant to the Second Lien Note Purchase Agreement.” ““Second Lien Intercreditor Agreement”: the Intercreditor Agreement, dated as of May 20, 2020, as amended from time to time, entered into by the Administrative Agent, on behalf of itself and the Secured Parties hereunder, on the one hand, and the Second Lien Agent, on the other hand, and acknowledged by the Loan Parties.” ““Second Lien Loan Documents”: the Second Lien Note Purchase Agreement and all documents, agreements, notes, and instruments executed, delivered or entered into in connection therewith.” ““Second Lien Note Purchase Agreement”: the Senior Subordinated Secured Convertible Note Purchase Agreement, dated as of May 20, 2020, as amended from time to time in accordance with the Second Lien Intercreditor Agreement, entered into by the Borrower, the investors names therein, and the Second Lien Agent.” (f) Section 2.27(b) of the Loan Agreement is hereby amended by deleting “$40,000,000” and inserting “$25,000,000” in lieu thereof. (g) Section 6.8(b) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(b) any (i) default or event of default under any Contractual Obligation of any Group Member or under any Second Lien Documents (or the receipt of any notice thereof under either of the foregoing) or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental

3 ny-1909322 v7 Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect.” (h) Section 6.12(d) of the Credit Agreement is hereby amended by deleting “(provided that in no event shall more than 66% of the total outstanding voting Capital Stock of any such new Excluded Foreign Subsidiary be required to be so pledged).” (i) Section 7.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(b) Minimum Consolidated Adjusted EBITDA. Permit Consolidated Adjusted EBITDA to be less than the following amounts: (i) for the twelve month period ending July 31, 2020, ($32,000,000); (ii) for the twelve month period ending October 31, 2020, ($32,000,000); and (iii) for the twelve month period ending January 31, 2021 ($32,000,000). Promptly after the receipt by the Administrative Agent of the Projections required to be delivered after the fiscal year ending January 31, 2021 pursuant to Section 6.2(c), the Lenders agree to review such Projections for the purpose of re-setting the minimum Consolidated Adjusted EBITDA covenant for the periods ending on April 30, 2021, July 31, 2021, October 31, 2021, January 31, 2022 and April 30, 2022 set forth in this Section 7.1(b) on or prior to March 31, 2021; provided that (i) any such updated covenant levels must be agreed to in writing (which agreement in writing may be evidenced via e-mail) by the Required Lenders in their sole discretion (after consultation with the Borrower) exercised in good faith in a commercially reasonable manner, (ii) upon determination of any updated covenant levels by the Required Lenders and notice thereof by the Administrative Agent to the Borrower, and notwithstanding any provision herein to the contrary, including, without limitation, Section 10.1, this Agreement shall automatically be amended to give effect to such updated covenant levels, (iii) without limiting clause (ii), the Borrower hereby agrees to enter into at the request of the Administrative Agent and at the sole cost of the Borrower, any amendments to this Agreement and the other Loan Documents or furnish any acknowledgements of such updated covenant levels, in each case, that the Administrative Agent reasonably requests to evidence any amendment to this Agreement required pursuant to this paragraph, and (iv) notwithstanding any provision to the contrary herein, in the event that the Borrower objects to any updated covenant levels determined by the Required Lenders pursuant to clause (i) of this paragraph or otherwise fails to comply with provisions of clause (iii) of this paragraph, at the option of the Required Lenders, the Total Commitments shall terminate and the Obligations shall immediately become due.” (j) Section 7.2(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

4 ny-1909322 v7 “(g) the Second Lien Indebtedness in an amount not to exceed the amount set forth in the definition of “Second Lien Obligations” in the Second Lien Intercreditor Agreement so long such Indebtedness is subject to the Second Lien Intercreditor Agreement.” (k) Section 7.3(h) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(h) (i) Liens created pursuant to the Security Documents and (ii) Liens in favor of the Second Lien Agent created pursuant to the Second Lien Loan Documents so long as such Liens are subject to the Second Lien Intercreditor Agreement;”. (l) Section 7.6 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (d) thereof, deleting the period at the end of clause (e) thereof and inserting “; and” in lieu thereof, and inserting the following new clause (f) immediately after clause (e): “(f) the Borrower may make payments in respect of the Second Lien Debt solely to the extent expressly permitted by the terms of the Second Lien Intercreditor Agreement.” (m) Section 7.8(f) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(f) intercompany Investments (i) by any Group Member in the Borrower or any Person that, prior to such investment, is a Loan Party, (ii) by any Group Member that is not a Loan Party in any other Group Member that is not a Loan Party, (iii) for the period beginning on July 1, 2019 and ending June 30, 2020, by (A) the Borrower in Sprinklr India Private Limited consisting of capital contributions in an aggregate amount not to exceed $40,000,000, (B) the Borrower in Sprinklr UK Ltd consisting of capital contributions in an aggregate amount not to exceed $35,000,000, (C) the Borrower in Sprinklr France Sarl consisting of capital contributions in an aggregate amount not to exceed $17,500,000, (D) the Borrower in Sprinklr Australia Pty Ltd consisting of capital contributions in an aggregate amount not to exceed $1,500,000, (E) the Borrower in Sprinklr (Brasil) Ltda. consisting of capital contributions in an aggregate amount not to exceed $5,000,000, (F) the Borrower in Sprinklr Netherlands BV consisting of capital contributions in an aggregate amount not to exceed $3,000,000, (G) the Borrower in Sprinklr Singapore Pte Ltd consisting of capital contributions in an aggregate amount not to exceed $5,000,000, (H) the Borrower in Sprinklr Switzerland GmbH consisting of capital contributions in an aggregate amount not to exceed $6,000,000, (I) the Borrower in Sprinklr

5 ny-1909322 v7 Middle East consisting of capital contributions in an aggregate amount not to exceed $5,000,000, (J) the Borrower in Sprinklr Germany GmbH consisting of capital contributions in an aggregate amount not to exceed $6,000,000, (K) the Borrower in Sprinklr Canada Inc. consisting of capital contributions in an aggregate amount not to exceed $2,000,000, (L) the Borrower in Sprinklr China consisting of capital contributions in an aggregate amount not to exceed $500,000, (M) the Borrower in Sprinklr Software Iberia S.L consisting of capital contributions in an aggregate amount not to exceed $2,000,000 and (N) any Loan Party in any Subsidiary that is not a Loan Party in an aggregate amount not to exceed $250,000, and (iv) for the period beginning on July 1, 2020 and ending June 30, 2021 by (A) the Borrower in Sprinklr India Private Limited consisting of capital contributions in an aggregate amount not to exceed $50,000,000, (B) the Borrower in Sprinklr UK Ltd consisting of capital contributions in an aggregate amount not to exceed $45,000,000, (C) the Borrower in Sprinklr France Sarl consisting of capital contributions in an aggregate amount not to exceed $22,000,000, (D) the Borrower in Sprinklr Australia Pty Ltd consisting of capital contributions in an aggregate amount not to exceed $2,000,000, (E) the Borrower in Sprinklr (Brasil) Ltda. consisting of capital contributions in an aggregate amount not to exceed $5,000,000, (F) the Borrower in Sprinklr Netherlands BV consisting of capital contributions in an aggregate amount not to exceed $3,500,000, (G) the Borrower in Sprinklr Singapore Pte Ltd consisting of capital contributions in an aggregate amount not to exceed $7,500,000, (H) the Borrower in Sprinklr Switzerland GmbH consisting of capital contributions in an aggregate amount not to exceed $7,000,000, (I) the Borrower in Sprinklr Middle East consisting of capital contributions in an aggregate amount not to exceed $6,500,000, (J) the Borrower in Sprinklr Germany GmbH consisting of capital contributions in an aggregate amount not to exceed $7,500,000, (K) the Borrower in Sprinklr Canada Inc. consisting of capital contributions in an aggregate amount not to exceed $2,500,000, (L) the Borrower in Sprinklr China consisting of capital contributions in an aggregate amount not to exceed $500,000, (M) the Borrower in Sprinklr Software Iberia S.L consisting of capital contributions in an aggregate amount not to exceed $2,500,000, (N) the Borrower in Sprinklr Denmark ApS consisting of capital contributions in an aggregate amount not to exceed $2,000,000, (O) the Borrower in Sprinklr Italia Srl consisting of capital contributions in an aggregate amount not to exceed $2,000,000, (P) the Borrower in Sprinklr Japan KK consisting of capital contributions in an aggregate amount not to exceed $2,000,000, and (Q) any Loan Party in any Subsidiary that is not a Loan Party in an aggregate amount not to exceed $250,000; it being agreed that

6 ny-1909322 v7 promptly after the receipt by the Administrative Agent of the Projections required to be delivered after the fiscal year ending January 31, 2022 pursuant to Section 6.2(c), the Lenders agree to review such Projections for the purpose of re-setting the minimum Investments for the period beginning on July 1, 2021 and ending on the Maturity Date set forth in this Section 7.8(f) on or prior to March 31, 2021; provided that (i) any such updated Investment levels must be agreed to in writing (which agreement in writing may be evidenced via e-mail) by the Required Lenders in their sole discretion (after consultation with the Borrower) exercised in good faith in a commercially reasonable manner, (ii) upon determination of any updated Investment levels by the Required Lenders and notice thereof by the Administrative Agent to the Borrower, and notwithstanding any provision herein to the contrary, including, without limitation, Section 10.1, this Agreement shall automatically be amended to give effect to such updated Investment levels, (iii) without limiting clause (ii), the Borrower hereby agrees to enter into at the request of the Administrative Agent and at the sole cost of the Borrower, any amendments to this Agreement and the other Loan Documents or furnish any acknowledgements of such updated Investment levels, in each case, that the Administrative Agent reasonably requests to evidence any amendment to this Agreement required pursuant to this paragraph, and (iv) notwithstanding any provision to the contrary herein, in the event that the Borrower objects to any updated Investment levels determined by the Required Lenders pursuant to clause (i) of this paragraph or otherwise fails to comply with provisions of clause (iii) of this paragraph, at the option of the Required Lenders, the Total Commitments shall terminate and the Obligations shall immediately become due;”. (n) Section 7.10(b) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of (i) any Indebtedness permitted by Section 7.2 (other than (x) Indebtedness pursuant to any Loan Document and (y) Second Lien Indebtedness) that would shorten the maturity or increase the amount of any payment of principal thereof or the rate of interest thereon or shorten any date for payment of interest thereon or that would be otherwise materially adverse to any Lender or any other Secured Party or (ii) any Second Lien Indebtedness except to the extent permitted by the Second Lien Intercreditor Agreement. “ (o) Section 8.1(l) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(l) the Second Lien Intercreditor Agreement shall for any reason be revoked or invalidated other than pursuant to the terms therein; or” 3. Amendment to Guarantee and Collateral Agreement. Clause (g) of the definition of “Excluded Assets” in the Guarantee and Collateral Agreement is hereby amended by deleting “(other than Capital Stock representing up to 66% of the total outstanding voting Capital Stock of any CFC).”

7 ny-1909322 v7 4. Acknowledgement of Default; Waiver. The Borrower acknowledges that Events of Default have occurred and are continuing under the Credit Agreement by virtue of the Borrower’s failure to comply with the requirement to re-set by March 31, 2020 the minimum Consolidated Adjusted EBITDA covenant set forth in the penultimate paragraph of Section 7.1(b) of the Credit Agreement and the intercompany Investment covenant set forth in Section 7.8(f) of the Credit Agreement (each, an “Existing Default” and collectively, the “Existing Defaults”). The Administrative Agent and the Required Lenders hereby waive the Existing Defaults. The Borrower hereby acknowledges and agrees that, except as specifically provided herein, nothing in this section or anywhere in this Fifth Amendment shall be deemed or otherwise construed as a waiver by the Administrative Agent or the Required Lenders of any of their rights and remedies pursuant to the Loan Documents, applicable law or otherwise. 5. Conditions Precedent to Effectiveness. This Fifth Amendment shall not be effective until each of the following conditions precedent have been fulfilled or waived prior to or concurrently herewith, each to the satisfaction of the Administrative Agent: (a) This Fifth Amendment shall have been duly executed and delivered by the respective parties hereto, and the Administrative Agent shall have received a counterpart of this Fifth Amendment signed by each party hereto. (b) The Second Lien Intercreditor Agreement shall have been duly executed and delivered by the parties thereto. (c) The Borrower shall have entered into the Second Lien Note Purchase Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, delivered to the Administrative Agent true and complete copies of the Second Lien Loan Documents, and received at least $75,000,000 of proceeds of Second Lien Indebtedness. (d) All necessary consents and approvals to this Fifth Amendment shall have been obtained. (e) No Default or Event of Default shall have occurred and be continuing, after giving effect to the effectiveness of this Fifth Amendment and the consummation of the transactions contemplated hereby. (f) After giving effect to this Fifth Amendment and the consummation of the transactions contemplated hereby, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects (or all respects if clause (ii) below is applicable) as of such earlier date or (ii) such representations or warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects).

8 ny-1909322 v7 (g) The Administrative Agent shall have received all fees and expenses contemplated in Section 8 hereof. 6. Post-Closing Covenant. Within sixty (60) days of the date hereof, the Administrative Agent shall have received a duly executed Pledge Supplement (as defined in the Guarantee and Collateral Agreement) evidencing the pledge of 100% of the Capital Stock Sprinklr UK Ltd., together with the certificates representing such Capital Stock (to the extent not already delivered to the Administrative Agent) and undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower. Such sixty (60) day period may be extended at the sole discretion of the Administrative Agent if delivery of such certificates and stock powers would not be reasonably practicable at such time. 7. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) It has all requisite power and authority to enter into this Fifth Amendment and to carry out the transactions contemplated hereby. (b) The execution, delivery, and performance of this Fifth Amendment and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary action, and (ii) do not and will not (A) violate any Requirement of Law binding on it or its Subsidiaries, (B) violate any material Contractual Obligation of it or its Subsidiaries, (C) result in or require the creation or imposition of any Lien upon any properties or assets of any Group Member pursuant to any Requirement of Law or any such Contractual Obligation, other than Liens created by the Security Documents, or (D) require any approval of any Group Member’s interestholders or any approval or consent of any Person under any material Contractual Obligation of any Group Member, other than consents or approvals that have been obtained or made and that are still in force and effect. (c) No authorization or approval by, and no notice to or filing with, a Governmental Authority is required in connection with the due execution, delivery and performance by it of this Fifth Amendment, other than authorizations or approvals that have been obtained or made and that are still in force and effect. (d) This Fifth Amendment has been duly executed and delivered by it and is a legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles (whether enforcement is sought by proceedings in equity or law) or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally. (e) No Default or Event of Default has occurred and is continuing after giving effect to this Fifth Amendment. (f) The representations and warranties set forth in this Fifth Amendment, the Credit Agreement (as amended by this Fifth Amendment), after giving effect to this Fifth

9 ny-1909322 v7 Amendment, and the transactions contemplated hereby, and set forth in the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects (or all respects if clause (ii) below is applicable) as of such earlier date or (ii) such representations or warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects). 8. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent all costs and all reasonable out-of-pocket expenses in connection with the preparation, negotiation, execution and delivery of this Fifth Amendment and any documents and instruments relating hereto in accordance with Section 10.5 of the Credit Agreement. 9. Choice of Law, etc. This Fifth Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws (and not the conflict of law rules) of the State of New York. The provisions of Section 10.13 and 10.14 of the Credit Agreement are incorporated by reference mutates mutandis. 10. Counterpart Execution. This Fifth Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Fifth Amendment by signing any such counterpart. Delivery of an executed counterpart of this Fifth Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Fifth Amendment. 11. Effect on Loan Documents. The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery and performance of this Fifth Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non- compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Fifth Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Fifth Amendment shall control. (a) Upon and after the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

10 ny-1909322 v7 (b) This Fifth Amendment is a Loan Document. 12. Entire Agreement. This Fifth Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 13. Reaffirmation of Obligations. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the Issuing Lender, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. 14. Release by Loan Parties. Effective on the date hereof, each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges the Administrative Agent and each of the Lenders (including the Issuing Lender) and each of their respective successors in title, past and present officers, directors, employees, general partners, attorneys, assigns, shareholders, trustees, agents and other representatives thereof (each a “Releasee” and collectively, the “Releasees”), from any and all claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Loan Party ever had or now has against any such Releasee which arose from the beginning of the world to and including the date hereof which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Loan Party expressly waives all rights afforded by Section 1542 of the Civil Code of the State of California (“Section 1542”) and any similar statute or regulation in any other applicable jurisdiction (including the State of New York). Section 1542 states as follows: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

11 ny-1909322 v7 15. Severability. In case any provision in this Fifth Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Fifth Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. [SIGNATURE PAGE FOLLOWS]